UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

  Investment Company Act file number            811-22264

                                The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                     Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                     Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Stay Independent

Stay Epic

Stay Great

Stay Invested

2014 SEMIANNUAL REPORT

A series of The Motley Fool Funds Trust 4/30/14

…Now with LOWER, SIMPLER fees!

Motley Fool Funds is committed to being the most shareholder-friendly fund company in the world. That’s why we recently asked shareholders to approve lower and simpler fees for all of our investors- You overwhelmed us with your response.

So on June 17 we’re lowering our fund management fee1, eliminating our fulcrum fee, and capping your total expenses at 1.15%2. When it comes to investing, lower fees mean better returns — and we work hard to get you the best returns we can. Have questions? See the Q&A on this page or email AskBill@FoolFunds.com.

Q: What just happened?

A: We’re eliminating the Fulcrum Fee that rose and fell with fund performance, lowering our management fee1 and capping total expenses paid by shareholders from 1.35% to 1.15%2.

Q: What does that mean for me?

A: Fund fees are paid by all shareholders to operate the fund, and they’re subtracted directly from the fund’s holdings. So lower fund fees mean higher fund returns for you going forward.

Q: Why are you doing this?

A: Thanks to you Motley Fool Funds has grown quickly over the past five years, allowing us to be more efficient in managing your money. Call us old-fashioned, but we want to pass our savings on to shareholders. It’s part of our goal to become the most shareholder-friendly mutual fund company in the business.

Q: What’s the catch?

A: There is no catch. The fee reduction will happen automatically on June 17 for all shareholders.

1 Management fee will be reduced from 0.95% to 0.85%.

2 The Fund’s net expense ratios reflect fee waivers and expense reimbursements by the investment adviser. The Adviser has contractually agreed to pay, waive or absorb a portion of the Funds’ expenses through the end of February 2016, or such later date as may be determined by the Funds and the Adviser.

Letter to Shareholders

Portfolio Manager Bill Mann

“A man who carries a cat by the tail learns something he can learn no other way.” – Mark Twain

Dear Fellow Fool Funds Shareholder:

You have just witnessed one of the weirdest periods of time you will ever see in the stock markets. I cannot say when it will end, but it will assuredly do so at some point.

Ben Graham once famously noted that over the short term the market is a voting machine, while over the long term it is a weighing machine. This is one of the most hopeful quotes I know, and it should be at the center of every investor’s philosophy, whether one considers oneself an adherent of Graham-style value investing or not.

It was Graham’s own way of saying that the market is inefficient and does illogical things, but it eventually comes to the correct conclusion.

My colleague Bill Barker has taken to calling the rapid rise in U.S. stock prices “the most hated bull market in history.” I think he’s exaggerating a bit. After all, every bull market got its start in the face of economic conditions that made short work of crushing investors’ hopes. Still, there is no question that lots of people have sat on the sidelines, awaiting the second leg of a crisis that has yet to come. Instead we have the Dow Jones Industrial Average and the S&P 500 at all-time highs, and the Nasdaq at its highest point since the bubble of 1999-2000.

Perhaps that goes to explaining the incredible boom of the second half of 2013 and beginning of 2014 – fear of loss finally being upended by a fear of being left behind. There is a meme that the market is driven by what everyone knows that everyone knows. But what if it’s deeper than that – that the market is driven by what everyone knows that everyone feels?

That’s what was so extraordinary about the previous six months, really, longer than that, going back to 2011. Under normal conditions, stock markets move, more or less, in tandem with one another; they are positively correlated. But in 2013, developed and developing market indexes became wildly divergent from one another, with markets such as Japan, the United States, and Germany turning in staggeringly high performances, while the likes of Brazil, Peru, and India declined. In 2013, the correlation between the U.S. markets and a basket of emerging-market indexes dropped to as low as -0.70. This type of divergence simply doesn’t happen. Yet – scoreboard.

We have seen similar periods of negative correlation in other asset classes. The tide of the 1999 dot-com bubble didn’t raise all boats; it was largely limited to tech companies. Old- line companies had fairly pedestrian years, and those that

The Motley Fool Funds Trust	3

were believed to be most vulnerable to online innovation got hammered. (Incidentally, well over 70% of all U.S.-listed IPOs in 2013 were for companies that were unprofitable – the highest percentage since... 1999).

The divergence between domestic and foreign markets through last year was massive, and it happened in part because the market believes that an impending rise in interest rates in the U.S. will be bad for currencies and capital formation in those markets.

So the most fascinating question, then, is “when?” I get asked this all the time. – “When will people recognize X, Y, or Z?” You can fill in your questions. “When will people realize that the Federal Reserve has mortgaged our future?” “When will people realize that our currency has been debased?”“When will people recognize that Apple is cheap?”“When will people realize that wearing dueling plaids looks ridiculous?”

What’s implicit in these questions is that the trend in question cannot go on for that much longer, that it is somehow irrational, and that those on the other side of it will receive great retribution. I’m not so sure (though I do believe this decade may top the 1970’s for cringe-worthy photos in the future).

Our portfolio positions should suggest how we view the relative opportunities in the stock market. As value-driven investors, we are not likely to go chasinge after the next hot thing. As of the end of the measured period, the Epic Voyage Fund had a greater concentration in emerging- market countries than many mutual funds categorized as such. We’re not there because we think a turnaround is imminent. In fact, our track record should suggest strongly that we are terrible at timing. At this point, everyone knows that everyone knows (or feels) that the U.S. and other developed markets aren’t going to go down until that time that their Central Banks will no longer support them.

Two years ago, famed investor David Einhorn used a jelly doughnut metaphor to describe the impact of the liquidity that’s being injected into the markets. It is a great pick-me-up to eat a jelly doughnut, – but it will make you feel sick to eat many of them. And what neither Einhorn nor anyone else can accurately predict is at what point the market will change its mind about all that liquidity. People have been anticipating this for years now. We as humans simply don’t change our minds about things (market conditions, flat Earth, Justin Bieber’s ability to sing, etc.) as soon as conditions are altered. Rather, we can maintain our beliefs long after they have been rendered obsolete – simply because everyone else still believes them.

That’s one of the main challenges in running a mutual fund. Sometimes the market simply operates in a way that is extremely difficult for you to understand. Our job is to make sure that we are reacting to things that are real, big, and permanent, and to ignore the things that happen because of market whim. We witness companies – ones that we really like – making large, dramatic moves on what seem like small pieces of news, while other times massive potentially dislocating events cause nary a budge.

4	The Motley Fool Funds Trust

The game as it is being played at the moment is exhausting, though I also do believe that it is in the process of changing. Since February, emerging markets have outperformed developed ones, and dramatically so. We continue to find opportunity in unloved markets and sectors, but we also find ourselves with the happy problem that of companies that we have owned for a long time and admire are seeing theirhave had their share prices increase quite a bit. As always, our discipline is to seek out companies that offer what we consider to be excellent prospects for market-beating returns over the long term.

A discussion on results

For the period of November 1 2013 through April 30, 2014 the Motley Fool Independence Fund returned 2.12% versus a 6.6% return for the MSCI World Index. The Motley Fool Great America Fund returned 2.17% versus a 7.76% return for the Russell Midcap Index. The Motley Fool Epic Voyage Fund returned 1.34% versus a 3.64% return for the Russell Global ex-US Index.

In our last annual report in October, 2013, I expressed some bewilderment at just how confident investors seemed to have become in the US markets as well as those of several other developed countries, as evidenced by what we believed were some extremely high prices. The US and European markets by and large continued to rise at a torrid pace, while only late in the reported period did emerging markets begin to outperform.

In short, if you are a value-driven investor, these types of environments are very frustrating. It is wholly unsatisfying during such an occasion to say “I told you so,” but there you go.

Two of our three funds are beating their benchmarks from inception, and given our allocation toward emerging markets in Independence Fund (to a lesser degree) and in Epic Voyage (to a much greater degree) the near-historic levels of divergence between these markets and developed ones have certainly hurt our returns.

Of the three funds, in 2013 Great America is the one that we noted we were struggling the most to find investible ideas. Performance for the last six months was impacted negatively by the poor performance of a few companies which we hold in very high regard, most notably oil services company Geospace, which saw its shares get hammered following an earnings report that disappointed investors. To put it mildly. Also, following a period of time in which American stocks moved essentially in lockstep, in the last 6 months, smaller capitalization companies (our bread and butter) have lagged.

The Motley Fool Funds Trust	5

We constantly monitor our companies, and attempt to “kill” our investing theses. I will say that as I write this I am far more confident at the quality of the companies in our portfolio and the prices available at this point than I’ve been in more than a year. As you can see from the holdings report, we find ourselves close to fully invested in all three funds.

Famed investor Joel Greenblatt once noted about his investing strategy that “it works because it doesn’t always work.” We have never sought to come up with a methodology that consistently beat the market – that’s an almost sure recipe for failure. We are business-centric investors, who believe in trying to buy companies at a low price, and not trading very much. We won’t deviate from these commonsense principles simply because the whims of the investing world don’t seem to favor them at the moment. Whims change. Principles should not.

As always my team and I thank you for your trust in us. We never forget whose money it is we are managing.

Foolish Best,

William H. Mann, III

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

6	The Motley Fool Funds Trust

New to investing? Reading your first mutual fund semi-annual report?

Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are undervalued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 9, 25, and 40 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 60-64.

The Motley Fool Funds Trust	7

Motley Fool Independence Fund Portfolio Characteristics (Unaudited)

At April 30, 2014, the Motley Fool Independence Fund (the “Fund”) had an unaudited net asset value of $19.42 per share attributed to 19,276,891 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 of $10.00 per share attributed to 100,000 shares outstanding. From the Fund’s launch on June 16, 2009 to April 30, 2014, the Fund had an average annual total return of 15.83% versus a return of 15.27% over the same period for its benchmark, MSCI World Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 04/30/2014
	Fund*	Benchmark**

One Year	13.77%	17.24%
Since Inception	15.83%	15.27%
Inception Date	06/16/2009
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2014 Prospectus)	1.36%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Fund.

8	Motley Fool Independence Fund

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation and top 11countries in which the Fund was invested as of April 30, 2014. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Berkshire Hathaway, Inc.	3.25%
Banco Latinoamericano de Comercio Exterior SA	2.83
HDFC Bank Ltd.	2.73
Markel Corp.	2.71
Tod’s S.p.A.	2.69
WellPoint, Inc.	2.52
Under Armour, Inc.	2.13
Baidu, Inc.	2.12
Loews Corp.	2.07
Credicorp Ltd.	2.07
Gentera SAB de CV	2.03

27.15%

*	As of the date of the report, the fund had a holding of 3.67% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	9

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	29.90%
Consumer Discretionary	16.45
Information Technology	14.50
Health Care	9.17
Consumer Staples	8.19
Industrials	7.14
Energy	4.59
Telecommunication Services	2.79
Materials	2.65
Utilities	0.96

96.34%

Top Eleven Countries	% of Net Assets

United States*	45.28%
Switzerland	4.47
South Korea	4.33
India	4.06
China	3.26
Saudi Arabia	3.22
Bermuda	3.03
Panama	2.83
Japan	2.74
Italy	2.70
Thailand	2.62

78.54%

*	As of the date of the report, the fund had a holding of 3.67% in the BNY Mellon Cash Reserve.

10	Motley Fool Independence Fund

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,021.20	1.33%	$6.67

Hypothetical	$1,000	$1,018.20	1.33%	$6.66

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1,2013 to April 30,2014,multiplied by the average account value over the period,multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

Motley Fool Independence Fund (Unaudited)	11

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

at April 30, 2014

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 93.12%
Banks — 10.77%
Banco Latinoamericano de Comercio Exterior SA (Panama)	412,235	$10,602,684
Bangkok Bank PCL (Thailand)(a)	650,000	3,790,929
Credicorp Ltd. (Bermuda)	52,000	7,761,000
HDFC Bank Ltd. (India)(b)	255,000	10,212,750
Monarch Financial Holdings, Inc. (United States)	170,000	1,932,900
Siam Commercial Bank PCL (Thailand)(a)	1,175,000	6,024,348

		40,324,611

Beverages — 1.41%
Coca-Cola HBC AG (Switzerland)	159,606	4,044,796
Coca-Cola Icecek AS (Turkey)	52,000	1,221,278

		5,266,074

Building Products — 1.38%
American Woodmark Corp. (United States)*	172,771	5,184,858

Capital Markets — 0.73%
INTL FCStone, Inc. (United States)*	85,513	1,617,906
TD Ameritrade Holding Corp. (United States)	35,000	1,116,500

		2,734,406

Chemicals — 2.37%
China BlueChemical Ltd. (China)	8,000,000	4,294,543
Innophos Holdings, Inc. (United States)	81,164	4,580,896

		8,875,439

Commercial Services & Supplies — 4.29%
Covanta Holding Corp. (United States)	250,000	4,612,500
De La Rue PLC (United Kingdom)	286,900	3,975,602
Depa Ltd. (United Arab Emirates)*	5,815,390	3,969,004
KAR Auction Services, Inc. (United States)	117,708	3,505,344

		16,062,450

Communications Equipment — 2.43%
Ciena Corp. (United States)*	161,000	3,182,970

See Notes to Financial Statements.

12	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Communications Equipment (continued)
Infinera Corp. (United States)#*	661,100	$5,923,456

		9,106,426

Consumer Finance — 2.03%
Gentera SAB de CV (Mexico)	4,350,000	7,587,625

Diversified Financial Services — 3.25%
Berkshire Hathaway, Inc. (United States)*	63	12,176,325

Diversified Telecommunication Services — 1.35%
Level 3 Communications, Inc. (United States)*	117,500	5,056,025

Electric Utilities — 0.96%
Brookfield Infrastructure Partners LP (Bermuda)	92,127	3,592,032

Electronic Equipment, Instruments & Components — 0.92%
Samsung SDI Co., Ltd. (South Korea)	23,500	3,450,892

Energy Equipment & Services — 1.77%
CGG (France)#*(b)	136,200	2,342,640
Geospace Technologies Corp. (United States)*	73,601	4,278,426

		6,621,066

Food & Staples Retailing — 1.68%
Costco Wholesale Corp. (United States)	54,558	6,311,269

Food Products — 3.21%
BRF - Brasil Foods SA (Brazil)(b)	108,704	2,456,710
Nestle SA (Switzerland)	68,694	5,308,967
PT Nippon Indosari Corpindo Tbk (Indonesia)	44,934,800	4,247,413

		12,013,090

Health Care Equipment & Supplies — 5.33%
Covidien PLC (Ireland)	62,000	4,417,500
Natus Medical, Inc. (United States)*	268,900	6,676,787
Nihon Kohden Corp. (Japan)	133,481	5,466,509
Zimmer Holdings, Inc. (United States)	35,000	3,388,000

		19,948,796

Health Care Providers & Services — 2.52%
WellPoint, Inc. (United States)	93,697	9,433,414

Hotels, Restaurants & Leisure — 2.60%
Chipotle Mexican Grill, Inc. (United States)*	10,400	5,184,400

See Notes to Financial Statements.

Motley Fool Independence Fund	13

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc. (United States)*	52,083	$581,246
Wynn Macau Ltd. (Macau)	1,000,000	3,957,572

		9,723,218

Insurance — 6.50%
HCC Insurance Holdings, Inc. (United States)	140,200	6,440,788
Loews Corp. (United States)	176,690	7,769,059
Markel Corp. (United States)*	16,200	10,139,904

		24,349,751

Internet & Catalog Retail — 1.79%
CJ O Shopping Co., Ltd. (South Korea)	18,949	6,698,726

Internet Software & Services — 4.67%
Baidu, Inc. (China)*(b)	51,500	7,923,275
Google, Inc. Class A (United States)*	9,000	4,813,920
Google, Inc. Class C (United States)*	9,000	4,739,940

		17,477,135

Leisure Products — 1.28%
Shimano, Inc. (Japan)	48,000	4,798,166

Media — 1.33%
DreamWorks Animation SKG, Inc. (United States)#*	85,000	2,042,550
Multiplus SA (Brazil)	228,600	2,923,947

		4,966,497

Metals & Mining — 0.28%
Antofagasta PLC (United Kingdom)	80,000	1,066,171

Multiline Retail — 0.73%
PT Mitra Adiperkasa Tbk (Indonesia)	4,952,000	2,730,528

Oil, Gas & Consumable Fuels — 2.82%
Denbury Resources, Inc. (United States)	262,200	4,410,204
Lukoil OAO (Russia)(b)	62,350	3,299,562
Total Gabon SA (Gabon)	4,670	2,841,068

		10,550,834

Pharmaceuticals — 1.33%
Dr. Reddy’s Laboratories Ltd. (India)#(b)	110,177	4,965,677

See Notes to Financial Statements.

14	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Investment Trusts — 3.05%
American Tower Corp. (United States)	64,000	$5,345,280
Gaming and Leisure Properties, Inc. (United States)	68,217	2,506,975
Lippo Malls Indonesia Retail Trust (Singapore)	11,000,000	3,557,640

		11,409,895

Real Estate Management & Development — 2.23%
Cheung Kong Holdings Ltd. (Hong Kong)	235,337	4,018,936
Henderson Land Development Co., Ltd. (Hong Kong)	726,671	4,343,646

		8,362,582

Road & Rail — 0.98%
CSX Corp. (United States)	130,000	3,668,600

Semiconductors & Semiconductor Equipment — 3.12%
Intel Corp. (United States)	219,000	5,845,110
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	290,000	5,829,000

		11,674,110

Software — 1.62%
DuzonBizon Co., Ltd. (South Korea)	513,180	6,074,801

Specialty Retail — 1.93%
Williams-Sonoma, Inc. (United States)	115,000	7,224,300

Technology Hardware, Storage & Peripherals — 1.73%
Apple, Inc. (United States)	11,000	6,490,990

Textiles, Apparel & Luxury Goods — 6.80%
Swatch Group SA (Switzerland)	11,500	7,394,959
Tod’s S.p.A. (Italy)#	72,000	10,089,505
Under Armour, Inc. (United States)*	162,820	7,960,270

		25,444,734

Transportation Infrastructure — 0.49%
International Container Terminal Services, Inc. (Philippines)	750,000	1,822,368

Wireless Telecommunication Services — 1.44%
SBA Communications Corp. (United States)*	60,000	5,385,600

Total Equity Securities (Cost $ 263,130,394)		348,629,481

Participatory Notes — 3.22%
Banks — 1.33%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(c)	290,332	4,979,956

See Notes to Financial Statements.

Motley Fool Independence Fund	15

Issues	Shares	Value (Note 2)

Participatory Notes (continued)
Food Products — 1.89%
Almarai Co. (Saudi Arabia)(c)	385,759	$7,061,126

Total Participatory Notes (Cost $ 9,675,985)		12,041,082

Other Investments — 3.67%
Temporary Cash Investment — 3.67%
BNY Mellon Cash Reserve	13,740,955	13,740,955

Total Other Investments (Cost $ 13,740,955)		13,740,955

Total Investments Before Short-Term Investments Held as Collateral for Loaned Securities (Cost $ 286,547,334) — 100.01%		$374,411,518

	Principal	Value (Note 2)

Short-Term Investments Held as Collateral For Loaned Securities — 3.22%
With Barclays Capital: at 0.01%, dated 04/30/14, to be repurchased on 05/01/14, repurchase price $536,920 (collateralized by U.S. Treasury Notes, par values ranging from $7,572 - $ 539,560, coupon rates ranging from 0.25% - 2.13%, 09/15/15 - 08/31/20; total market value $547,659)	$536,920	$536,920
With Citibank: at 0.06%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $942,907 (collateralized by Government National Mortgage Association & Federal National Mortgage Association, par values ranging from $54 - $446,865, coupon rates ranging from 1.82% - 7.00%, 08/01/17 - 11/15/48; total market value $961,765)	942,907	942,907
With Credit Agricole: at 0.06%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $2,828,721 (collateralized by Federal National Mortgage Association & Federal Mortgage Acceptance Corporation, par values ranging from $49,269 - $ 342,884, coupon rates ranging from 2.50% - 5.00%, 04/01/24 - 09/01/43; total market value $2,885,295)	2,828,721	2,828,721
With Daiwa Capital Markets: at 0.07%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $2,828,721 (collateralized by Federal Mortgage Acceptance Corporation & Federal National Mortgage Association, par values ranging from $1 - $ 189,907, coupon rates ranging from 1.32% - 6.50%, 06/01/17 - 10/01/44; total market value $2,885,295)	2,828,721	2,828,721
With Merrill Lynch: at 0.04%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $215,431 (collateralized by U.S. Treasury Notes, par values ranging from $10,311 - $ 161,723, coupon rates ranging from 0.00% - 3.63%, 11/30/16 - 04/15/28; total market value $219,739)	215,431	215,431

See Notes to Financial Statements.

16	Motley Fool Independence Fund

	Principal	Value (Note 2)

Short-Term Investments Held as Collateral For Loaned Securities (continued)
With Nomura Securities: at 0.06%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $2,828,721 (collateralized by Federal Home Loan Bank & Federal National Mortgage Association, par values ranging from $1 - $206,331, coupon rates ranging from 0.00% - 8.88%, 05/01/14 - 07/15/36; total market value $2,885,296)	$2,828,721	$2,828,721
With RBS Securities: at 0.05%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $1,885,814 (collateralized by Trading Index Notes and Bonds, par values ranging from $278 - $435,454, coupon rates ranging from 0.63% - 3.88%, 07/15/15 - 02/15/44; total market value $1,923,534)	1,885,814	1,885,814

Total Short-Term Investments Held as Collateral for Loaned Securities (Cost $ 12,067,235)		12,067,235

Total Investments Portfolio (Cost $ 298,614,569) — 103.23%		$386,478,753(d	)
Liabilities in Excess of Other Assets — (3.23)%		(12,088,107)

NET ASSETS — 100.00% (Applicable to 19,276,891 shares outstanding)		$374,390,646

#	Security partially or fully on loan.
*	Non-income producing security.
(a)	NVDR — Non-Voting Depository Receipts
(b)	ADR — American Depositary Receipts
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $12,041,082 and represents 3.22% of net assets as of April 30, 2014.

(d)

At April 30, 2014, the market value of securities on loan for the Motley Fool Independence Fund was $11,519,780. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	17

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $298,614,569)*	$386,478,753
Cash	222

Foreign currency, at value (at cost, $1,045,278)	1,033,586
Receivables:
Dividends and tax reclaims	827,747
Interest	833
Securities lending	3,577
Shares of beneficial interest sold	268,156
Prepaid expenses and other assets	57,951

Total Assets	388,670,825

Liabilities
Payables:
Obligation to return securities lending collateral	12,067,235
Investment securities purchased	751,473
Shares of beneficial interest redeemed	439,284
Dividend withholding tax	30,277
Accrued expenses:
Audit fees	9,603
Accounting and administration fees	165,053
Advisory fees	594,610
Custodian fees	21,644
Transfer agent fees	75,970
Trustee fees	1,146
Other expenses	123,884

Total Liabilities	14,280,179

Net Assets	$374,390,646

The accompanying notes are an integral part of these financial statements.

18	Motley Fool Independence Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$276,854,832
Undistributed Net Investment Income	541,383
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	9,139,371
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	87,855,060

Net Assets	$374,390,646

Net Asset Value:
$0.001 par value, unlimited shares authorized Net assets applicable to capital shares outstanding	$374,390,646
Shares outstanding	19,276,891

Net asset value, offering, and redemption price per share**	$19.42

*	Includes securities loaned of $11,519,780.
**	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	19

Statement of Operations

Six-Months Ended April 30, 2014 (Unaudited)

Investment Income
Dividends	$3,241,431
Securities lending income	6,251
Less foreign taxes withheld	(90,030)

Total Investment Income	3,157,652

Expenses
Accounting and administration fees	148,148
Blue sky fees	17,943
Shareholder account-related services	139,882
Chief Compliance Officer fees	7,642
Custodian fees	60,760
Investment advisory fees	1,654,990
Professional fees	27,147
Shareholder reporting fees	11,074
Transfer agent fees	201,713
Trustee fees	19,100
Other expenses	15,192

Total expenses	2,303,591

Expenses waived/reimbursed net of amount recaptured	67,062

Net expenses	2,370,653

Net Investment Income	786,999

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	9,146,389
Foreign currency transactions	63,519

Net realized gain on investments and foreign currency transactions	9,209,908

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(2,287,606)
Foreign currency translations	(27,869)

Change in net unrealized appreciation/ (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	(2,315,475)

Net realized and unrealized gain	6,894,433

Net Increase in Net Assets Resulting from Operations	$7,681,432

The accompanying notes are an integral part of these financial statements.

20	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Six-Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations:
Net Investment Income	$786,999	$1,195,303
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	9,209,908	3,261,402
Change in Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Currency Translation	(2,315,475)	58,000,042

Net increase in net assets resulting from operations	7,681,432	62,456,747

Dividends to Shareholders:
Dividends from net investment income	(835,870)	(1,588,159)
Distributions from net realized capital gains	(3,348,906)	—

Total dividends and distributions	(4,184,776)	(1,588,159)

Capital Share Transactions:
Proceeds from shares sold (2,507,239 and 6,299,592 shares, respectively)	47,704,621	109,943,562
Reinvestment of dividends (215,247 and 100,131 shares, respectively)	4,104,739	1,561,039
Value of shares redeemed (1,844,483 and 2,718,295 shares, respectively)	(35,146,532)	(46,269,770)

Redemption and small-balance account fees	150,342	96,740

Net increase from capital share transactions	16,813,170	65,331,571

Total increase in net assets	20,309,826	126,200,159

Net Assets:
Beginning of Period	354,080,820	227,880,661

End of Period*	$374,390,646	$354,080,820

* Including undistributed net investment income	$541,383	$609,266

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2014	Years Ended October 31,
	(Unaudited)(1)	2013	2012	2011	2010(2)	2009(3)(4)
Net Asset Value, Beginning of Period	$ 19.24	$15.48	$14.15	$14.14	$11.48	$10.00

Income From Investment Operations
Net Investment Income(5)	0.04	0.07	0.14	0.11	0.16	0.02
Net Gains on Securities (Realized and Unrealized)	0.35	3.79	1.29	0.15	2.59	1.46

Total From Investment Operations	0.39	3.86	1.43	0.26	2.75	1.48

Less Distributions
Net Investment Income	(0.04)	(0.11)	(0.10)	(0.15)	(0.02)	—
Net Realized Capital Gains	(0.18)	—	—	(0.11)	(0.08)	—

Total Distributions	(0.22)	(0.11)	(0.10)	(0.26)	(0.10)	—

Redemption and Small-Balance Account Fees	0.01	0.01	—*	0.01	0.01	—*

Net Asset Value, End of Period	$ 19.42	$19.24	$15.48	$14.15	$14.14	$11.48

Total Return(6)(7)	2.12%	25.14%	10.21%	1.91%	24.18%	14.80%
Net Assets, End of Period (thousands)	$374,391	$354,081	$227,881	$198,232	$128,406	$30,427
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.33%	1.36%	1.47%	1.43%	1.38%	1.35%

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Financial Highlights

	Six Months Ended April 30, 2014	Years Ended October 31,
	(Unaudited)(1)	2013	2012	2011	2010(2)	2009(3)(4)
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.29%	1.37%	1.54%	1.58%	2.20%	7.01%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.44%	0.93%	0.76%	1.29%	0.41%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.48%	0.43%	0.86%	0.61%	0.47%	(5.25)%
Portfolio Turnover	11%	22%	37%	37%	37%	50%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2014, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Due to a clerical error, Net Gains on Securities (Realized and Unrealized) and Total From Investment Operations for the year ended October 31, 2010 were reported in the 2010 Annual Report as $2.39 and $2.55, respectively. Such amounts have been revised as shown above.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Commenced operations on June 16, 2009. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	Per share data calculated using average shares outstanding method.
(6)	During the six months ended April 30, 2014 and the years ended October 31, 2013, October 31, 2011 and October 31, 2010, 0.05% 0.06%, 0.07% and 0.08%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 2.07%, 25.08%, 1.84% and 24.10%, respectively. For the year ended October 31, 2012 and the period ended October 31, 2009, redemption and small-balance account fees received had no effect on the Fund’s total return.
(7)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	23

Motley Fool Great America Fund Portfolio Characteristics (Unaudited)

At April 30, 2014, the Motley Fool Great America Fund (the “Fund”) had an unaudited net asset value of $17.37 per share attributed to 11,154,109 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 of $10.00 per share attributed to 102,000 shares outstanding. From the Fund’s launch on November 1, 2010 to April 30, 2014, the Fund had an average annual total return of 17.74% versus a return of 17.26% over the same period for its benchmark, Russell Midcap Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over less than three years tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Average Annual Total Returns as of 04/30/2014
	Fund*	Benchmark**

One Year	21.71%	21.25%
Since Inception	17.74%	17.26%
Inception Date	11/01/2010
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2014 Prospectus)	1.38%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Fund.

24	Motley Fool Great America Fund

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings and sectors in which the Fund was invested as of April 30, 2014. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Berkshire Hathaway, Inc.	2.99%
Markel Corp.	2.74
CARBO Ceramics, Inc.	2.45
TriMas Corp.	2.28
Costco Wholesale Corp.	2.27
SBA Communications Corp.	2.21
Tractor Supply Co.	2.19
American Woodmark Corp.	2.15
Natus Medical, Inc.	2.15
Intel Corp.	2.15
WellPoint, Inc.	2.13

25.71%

*	As of the date of the report, the fund had a holding of 4.62% in the BNY Mellon Cash Reserve.

Motley Fool Great America Fund	25

The Motley Fool Great America Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	24.33%
Financials	22.68
Industrials	13.93
Information Technology	8.23
Health Care	7.71
Materials	6.00
Energy	5.45
Consumer Staples	4.00
Telecommunication Services	3.38

95.71%

26	Motley Fool Great America Fund

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,021.69	1.36%	$6.82
Hypothetical	$1,000	$1,018.05	1.36%	$6.80

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1,2013 to April 30, 2014, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

Motley Fool Great America Fund (Unaudited)	27

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

at April 30, 2014

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 95.71%
Air Freight & Logistics — 3.44%
CH Robinson Worldwide, Inc. (United States)	46,000	$2,709,400
XPO Logistics, Inc. (United States)#*	146,000	3,962,440

		6,671,840

Auto Components — 1.67%
Drew Industries, Inc. (United States)	64,500	3,245,640

Automobiles — 2.55%
Harley-Davidson, Inc. (United States)	12,500	924,250
Thor Industries, Inc. (United States)	66,000	4,017,420

		4,941,670

Banks — 5.87%
Access National Corp. (United States)	65,529	966,553
Carter Bank & Trust (United States)	247,075	2,742,532
Cascade Bancorp. (United States)#*	225,000	1,064,250
Home Federal Bancorp., Inc. (United States)	75,000	1,128,750
Monarch Financial Holdings, Inc. (United States)	252,900	2,875,473
Suffolk Bancorp. (United States)*	118,646	2,601,907

		11,379,465

Beverages — 1.59%
Crimson Wine Group Ltd. (United States)*	346,047	3,076,358

Building Products — 2.15%
American Woodmark Corp. (United States)*	138,778	4,164,728

Capital Markets — 2.55%
Diamond Hill Investment Group, Inc. (United States)	29,023	3,445,611
INTL FCStone, Inc. (United States)*	79,300	1,500,356

		4,945,967

Chemicals — 1.16%
Innophos Holdings, Inc. (United States)	40,000	2,257,600

Commercial Services & Supplies — 2.26%
Covanta Holding Corp. (United States)	100,000	1,845,000
KAR Auction Services, Inc. (United States)	85,000	2,531,300

		4,376,300

See Notes to Financial Statements.

28	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Communications Equipment — 2.28%
Ciena Corp. (United States)*	83,000	$1,640,910
Infinera Corp. (United States)*	309,500	2,773,120

		4,414,030

Diversified Financial Services — 2.99%
Berkshire Hathaway, Inc. (United States)*	30	5,798,250

Diversified Telecommunication Services — 1.16%
Level 3 Communications, Inc. (United States)*	52,418	2,255,546

Energy Equipment & Services — 3.91%
CARBO Ceramics, Inc. (United States)#	34,000	4,756,940
Geospace Technologies Corp. (United States)*	48,500	2,819,305

		7,576,245

Food & Staples Retailing — 2.27%
Costco Wholesale Corp. (United States)	38,000	4,395,840

Food Products — 0.15%
Flowers Foods, Inc. (United States)	14,000	287,280

Health Care Equipment & Supplies — 4.25%
Cooper Companies, Inc. (The) (United States)	7,000	923,370
Natus Medical, Inc. (United States)*	167,700	4,163,991
Varian Medical Systems, Inc. (United States)*	39,500	3,142,225

		8,229,586

Health Care Providers & Services — 3.46%
Catamaran Corp. (United States)*	33,000	1,245,750
Quest Diagnostics, Inc. (United States)	24,000	1,342,320
WellPoint, Inc. (United States)	41,000	4,127,880

		6,715,950

Hotels, Restaurants & Leisure — 6.13%
Chipotle Mexican Grill, Inc. (United States)*	4,800	2,392,800
Panera Bread Co. (United States)*	2,000	305,940
Penn National Gaming, Inc. (United States)*	41,117	458,866
Red Robin Gourmet Burgers, Inc. (United States)*	20,000	1,359,600
Texas Roadhouse, Inc. (United States)	149,000	3,686,260
Wynn Resorts Ltd. (United States)	18,000	3,670,020

		11,873,486

Household Durables — 1.94%
TRI Pointe Homes, Inc. (United States)#*	234,000	3,760,380

See Notes to Financial Statements.

Motley Fool Great America Fund	29

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Insurance — 5.18%
HCC Insurance Holdings, Inc. (United States)	38,000	$1,745,720
Loews Corp. (United States)	67,500	2,967,975
Markel Corp. (United States)*	8,500	5,320,320

		10,034,015

Internet & Catalog Retail — 1.33%
Liberty Interactive Corp. (United States)*	89,000	2,586,340

Internet Software & Services — 1.70%
Google, Inc. Class A (United States)*	3,100	1,658,128
Google, Inc. Class C (United States)*	3,100	1,632,646

		3,290,774

Machinery — 3.71%
Actuant Corp. (United States)	82,000	2,776,520
TriMas Corp. (United States)*	123,091	4,414,043

		7,190,563

Media — 1.20%
DreamWorks Animation SKG, Inc. (United States)*	96,600	2,321,298

Metals & Mining — 1.31%
Horsehead Holding Corp. (United States)*	163,200	2,544,288

Oil, Gas & Consumable Fuels — 1.54%
Denbury Resources, Inc. (United States)	177,300	2,982,186

Paper & Forest Products — 3.52%
KapStone Paper and Packaging Corp. (United States)*	143,000	3,772,340
Schweitzer-Mauduit International, Inc. (United States)	70,000	3,054,800

		6,827,140

Real Estate Investment Trusts — 5.65%
American Tower Corp. (United States)	36,700	3,065,184
Annaly Capital Management, Inc. (United States)	95,000	1,097,250
Capstead Mortgage Corp. (United States)	140,000	1,789,200
Gaming and Leisure Properties, Inc. (United States)	62,870	2,310,462
Retail Opportunity Investments Corp. (United States)	171,560	2,683,198

		10,945,294

Road & Rail — 1.05%
CSX Corp. (United States)	72,000	2,031,840

Semiconductors & Semiconductor Equipment — 2.15%
Intel Corp. (United States)	156,000	4,163,640

See Notes to Financial Statements.

30	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Specialty Retail — 7.87%
Autozone, Inc. (United States)*	7,300	$3,897,397
Tractor Supply Co. (United States)	63,000	4,236,120
Urban Outfitters, Inc. (United States)*	87,000	3,101,985
Williams-Sonoma, Inc. (United States)	63,800	4,007,916

		15,243,418

Technology Hardware, Storage & Peripherals — 2.10%
Apple, Inc. (United States)	6,900	4,071,621

Textiles, Apparel & Luxury Goods — 1.64%
Under Armour, Inc. (United States)*	65,000	3,177,850

Thrifts & Mortgage Finance — 0.44%
New Hampshire Thrift Bancshares, Inc. (United States)	57,594	849,511

Trading Companies & Distributors — 1.33%
Aceto Corp. (United States)	117,436	2,569,500

Wireless Telecommunication Services — 2.21%
SBA Communications Corp. (United States)*	47,800	4,290,528

Total Equity Securities (Cost $ 146,386,052)		185,485,967

Other Investments — 4.62%

Temporary Cash Investment — 4.62%
BNY Mellon Cash Reserve	8,958,132	8,958,132

Total Other Investments (Cost $ 8,958,132)		8,958,132

Total Investments Before Short-Term Investments Held as Collateral for Loaned Securities (Cost $ 155,344,184) — 100.33%		$194,444,099

	Principal	Value (Note 2)

Short-Term Investments Held as Collateral For Loaned Securities — 6.69%
With Barclays Capital: at 0.01%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $576,669 (collateralized by U.S. Treasury Notes, par values ranging from $8,133 - $579,504, coupon rates ranging from 0.25% - 2.13%, 09/15/15 - 08/31/20; total market value $588,202)	$576,669	$576,669
With Citibank: at 0.06%, dated 04/30/14, to be repurchased on 05/01/14, repurchase price $1,012,710 (collateralized by Government National Mortgage Association & Federal National Mortgage Association, par values ranging from $58 - $479,946, coupon rates ranging from 1.82% - 7.00%, 08/01/17-11/15/48; total market value $1,032,965)	1,012,710	1,012,710

See Notes to Financial Statements.

Motley Fool Great America Fund	31

	Principal	Value (Note 2)

Short-Term Investments Held as Collateral For Loaned Securities (continued)
With Credit Agricole: at 0.06%, dated 04/30/14, to be repurchased on 05/01/14, repurchase price $3,038,131 (collateralized by Federal National Mortgage Association & Federal Mortgage Acceptance Corporation, par values ranging from $52,916 - $368,267, coupon rates ranging from 2.50% - 5.00%, 04/01/24 - 09/01/43; total market value $3,098,894)	$3,038,131	$3,038,131
With Daiwa Capital Markets: at 0.07%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $3,038,131 (collateralized by Federal Mortgage Acceptance Corporation & Federal National Mortgage Association, par values ranging from $1 - $203,966, coupon rates ranging from 1.32% - 6.50%, 06/01/17 - 10/01/44; total market value $3,098,894)	3,038,131	3,038,131
With Merrill Lynch: at 0.04%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $231,379 (collateralized by U.S. Treasury Notes, par values ranging from $11,074 - $173,695, coupon rates ranging from 0.00% - 3.63%, 11/30/16 - 04/15/28; total market value $236,006)	231,379	231,379
With Nomura Securities: at 0.06%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $3,038,131 (collateralized by Federal Home Loan Bank & Federal National Mortgage Association, par values ranging from $1 - $221,606, coupon rates ranging from 0.00% - 8.88%, 05/01/14 - 07/15/37; total market value $3,098,894)	3,038,131	3,038,131
With RBS Securities: at 0.05%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $2,025,421 (collateralized by Trading Index Notes & Bonds, par values ranging from $299 - $467,691, coupon rates ranging from 0.63% - 3.88%, 07/15/15 - 02/15/44; total market value $2,065,933)	2,025,421	2,025,421

Total Short-Term Investments Held as Collateral For Loaned Securities (Cost $ 12,960,572)		12,960,572

Total Investment Portfolio (Cost $ 168,304,756) — 107.02%		$207,404,671(a	)
Other Assets in Excess of Liabilities — (7.02)%		(13,607,136)

NET ASSETS — 100.00%
(Applicable to 11,154,109 shares outstanding)		$193,797,535

#	Security partially or fully on loan.
*	Non-income producing security.
(a)

At April 30, 2014, the market value of securities on loan for the Motley Fool Great America Fund was $12,626,113. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See Notes to Financial Statements.

32	Motley Fool Great America Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $168,304,756)*	$207,404,671
Cash	579
Receivables:
Dividends	31,254
Interest	369
Securities lending	14,155
Shares of beneficial interest sold	176,964
Prepaid expenses and other assets	46,094

Total Assets	207,674,086

Liabilities
Payables:
Obligation to return securities lending collateral	12,960,572
Investment securities purchased	24,482
Shares of beneficial interest redeemed	360,336
Accrued expenses:
Audit fees	9,603
Accounting and administration fees	107,318
Advisory fees	306,497
Custodian fees	3,109
Transfer agent fees	36,306
Trustee fees	1,146
Other expenses	67,182

Total Liabilities	13,876,551

Net Assets	$193,797,535

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	33

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$152,840,818
Accumulated Net Investment Income	335,382
Accumulated Net Realized Gain on Investments	1,521,421
Net Unrealized Appreciation/(Depreciation) on Investments	39,099,914

Net Assets	$193,797,535

Net Asset Value:
$ 0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$193,797,535
Shares outstanding	11,154,109

Net asset value, offering, and redemption price per share**	$17.37

*	Includes securities loaned of $12,626,113.
**	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

34	Motley Fool Great America Fund

Statement of Operations

Six-Months Ended April 30, 2014 (Unaudited)

Investment Income
Dividends	$1,835,794
Interest	23,935
Securities lending income	46,175

Total Investment Income	1,905,904

Expenses
Accounting and administration fees	90,781
Blue sky fees	16,787
Shareholder account-related services	74,509
Chief Compliance Officer fees	7,642
Custodian fees	11,523
Investment advisory fees	866,720
Professional fees	27,147
Shareholder reporting fees	8,663
Transfer agent fees	97,149
Trustee fees	19,100
Other expenses	11,063

Total expenses	1,231,084

Expenses waived/reimbursed net of amount recaptured	(3,931)

Net expenses	1,227,153

Net Investment Income	678,751

Realized and Unrealized Gain
Net realized gain from:
Investment securities	1,521,520

Net realized gain on investments	1,521,520

Change in net unrealized appreciation/(depreciation) on:
Investment securities	1,458,922

Change in net unrealized appreciation/(depreciation) on investments	1,458,922

Net realized and unrealized gain	2,980,442

Net Increase in Net Assets Resulting from Operations	$3,659,193

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	35

Statements of Changes in Net Assets

	Six-Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations:
Net Investment Income	$678,751	$27,594
Net Realized Gain on Investments	1,521,520	2,768,030
Change in Net Unrealized Appreciation/(Depreciation) on Investments	1,458,922	30,799,791

Net increase in net assets resulting from operations	3,659,193	33,595,415

Dividends to Shareholders:
Dividends from net investment income	(343,369)	(163,061)
Distributions from net realized capital gains	(2,219,282)	—

Total dividends and distributions	(2,562,651)	(163,061)

Capital Share Transactions:
Proceeds from shares sold (2,660,247 and 5,160,822 shares, respectively)	46,188,839	77,683,032
Reinvestment of dividends (143,208 and 12,546 shares, respectively)	2,516,151	161,594
Value of shares redeemed (1,061,699 and 1,113,746 shares, respectively)	(18,438,761)	(16,332,520)

Redemption and small-balance account fees	98,286	55,388

Net increase from capital share transactions	30,364,515	61,567,494

Total increase in net assets	31,461,057	94,999,848

Net Assets:
Beginning of Period	162,336,478	67,336,630

End of Period*	$193,797,535	$162,336,478

* Including accumulated net investment income	$335,382	$—

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2014	Years ended October 31,		Period Ended October 31,
	(Unaudited)(1)	2013	2012	2011(2)(3)
Net Asset Value, Beginning of Period	$ 17.25	$12.58	$11.04	$10.00

Income From Investment Operations
Net Investment Income/(Loss)(4)	0.06	—*	(0.06)	(0.05)
Net Gains on Securities (Realized and Unrealized)	0.30	4.69	1.60	1.09

Total From Investment Operations	0.36	4.69	1.54	1.04

Less Distributions
Net Investment Income	(0.03)	(0.03)	—*	(0.01)
Net Realized Capital Gains	(0.22)	—	—	—

Total Distributions	(0.25)	(0.03)	—*	(0.01)

Redemption and Small-Balance Account Fees	0.01	0.01	—*	0.01

Net Asset Value, End of Period	$ 17.37	$17.25	$12.58	$11.04

Total Return(5)(6)	2.17%	37.44%	13.96%	10.54%
Net Assets, End of Period (thousands)	$193,798	$162,336	$67,337	$55,691
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.36%	1.38%	1.37%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.37%	1.54%	1.74%	2.16%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.03%	(0.51%)	(0.48%)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.75%	(0.13%)	(0.88%)	(1.29%)
Portfolio Turnover	8%	24%	30%	18%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2014, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Financial Highlights

(4)	Per share data calculated using average shares outstanding method.
(5)	During the year ended October 31, 2013 and the period ended October 31, 2011, 0.08% and 0.10%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 37.36% and 10.44%, respectively. For the six months ended April 30, 2014 and the year ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

38	Motley Fool Great America Fund

Motley Fool Epic Voyage Fund Portfolio Characteristics (Unaudited)

At April 30, 2014, the Motley Fool Epic Voyage Fund (the “Fund”) had an unaudited net asset value of $12.73 per share attributed to 3,736,036 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 of $10.00 per share attributed to 106,350 shares outstanding. From the Fund’s launch on November 1, 2011 to April 30, 2014, the Fund had an average annual total return of 11.19% versus a return of 13.45% over the same period for its benchmark, the Russell Global ex-U.S. Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over less than two years tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Total Returns as of 04/30/2014
	Fund*	Benchmark**

One Year	8.82%	11.27%
Since Inception	11.19%	13.45%
Inception Date	11/01/2011
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2014 Prospectus)	1.35%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund.

Motley Fool Epic Voyage Fund	39

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation, and top 11 countries in which the Fund was invested as of April 30, 2014. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

HDFC Bank Ltd.	3.63%
Almarai Co.	3.60
Banco Latinoamericano de Comercio Exterior SA	3.30
Credicorp Ltd.	3.30
Tod’s S.p.A.	3.21
BrainJuicer Group PLC	3.05
Gentera SAB de CV	2.75
PT Nippon Indosari Corpindo Tbk	2.59
Covidien PLC	2.34
Statoil ASA	2.31
Siam Commercial Bank PCL	2.21

32.29%

*	As of the date of the report, the fund had a holding of 1.08% in the BNY Mellon Cash Reserve.

40	Motley Fool Epic Voyage Fund

The Motley Fool Epic Voyage Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	27.76%
Consumer Discretionary	18.52
Consumer Staples	17.82
Energy	8.11
Information Technology	7.62
Materials	6.74
Health Care	5.90
Industrials	5.53

98.00%

Top Eleven Countries	%of Net Assets

United Kingdom	9.93%
Brazil	6.38
Thailand	5.82
Saudi Arabia	5.17
India	5.03
South Korea	4.84
Mexico	4.55
China	4.11
Switzerland	3.97
Italy	3.82
Indonesia	3.63

57.25%

Motley Fool Epic Voyage Fund	41

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,014.22	1.31%	$6.54
Hypothetical	$1,000	$1,018.30	1.31%	$6.56

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1,2013 to April 30, 2014, multiplied by the average account value over the period,multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

42	Motley Fool Epic Voyage Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

at April 30, 2014

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 91.78%
Banks — 16.00%
Banco Latinoamericano de Comercio Exterior SA (Panama)	61,100	$1,571,491
Bangkok Bank PCL (Thailand)(a)	120,000	699,864
Bank of Georgia Holdings PLC (United Kingdom)	7,500	329,870
Credicorp Ltd. (Bermuda)	10,500	1,567,125
Gronlandsbanken AB (Denmark)	5,687	665,303
HDFC Bank Ltd. (India)(b)	43,050	1,724,152
Siam Commercial Bank PCL (Thailand)(a)	205,000	1,051,056

		7,608,861

Beverages — 4.82%
Coca-Cola HBC AG (Switzerland)	12,802	324,433
Coca-Cola Icecek AS (Turkey)	27,000	634,125
Corp Lindley SA (Peru)	948,214	780,187
Guinness Nigeria PLC (Nigeria)	505,000	553,252

		2,291,997

Capital Markets — 3.55%
City of London Investment Group PLC (United Kingdom)	169,419	763,741
Tarpon Investimentos SA (Brazil)	160,000	923,512

		1,687,253

Chemicals — 1.98%
China BlueChemical Ltd. (China)	1,750,000	939,431

Commercial Services & Supplies — 2.85%
De La Rue PLC (United Kingdom)	63,611	881,464
Depa Ltd. (United Arab Emirates)*	691,600	472,017

		1,353,481

Consumer Finance — 2.75%
Gentera SAB de CV (Mexico)	748,353	1,305,338

Containers & Packaging — 2.14%
Crown Seal PCL (Thailand)(a)	539,900	1,019,002

Electronic Equipment, Instruments & Components — 1.24%
Samsung SDI Co., Ltd. (South Korea)	4,000	587,386

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	43

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Energy Equipment & Services — 1.78%
CGG (France)#*(b)	49,193	$846,120

Food Products — 7.64%
BRF - Brasil Foods SA (Brazil)(b)	20,000	452,000
Flour Mills of Nigeria PLC (Nigeria)	640,000	272,613
Industrias Bachoco SAB de CV (Mexico)(b)	19,455	857,965
Nestle SA (Switzerland)	6,885	532,102
PT Nippon Indosari Corpindo Tbk (Indonesia)	13,022,700	1,230,956
Zambeef Products PLC (Zambia)*	875,000	288,082

		3,633,718

Health Care Equipment & Supplies — 2.34%
Covidien PLC (Ireland)	15,628	1,113,495

Health Care Provider & Services — 2.01%
Odontoprev SA (Brazil)	237,000	956,610

Hotels, Restaurants & Leisure — 0.83%
Wynn Macau Ltd. (Macau)	100,000	395,757

Internet & Catalog Retail — 1.49%
CJ O Shopping Co., Ltd. (South Korea)	2,002	707,734

Internet Software & Services — 2.14%
Baidu, Inc. (China)*(b)	6,600	1,015,410

Leisure Products — 1.27%
Shimano, Inc. (Japan)	6,050	604,769

Media — 4.53%
BrainJuicer Group PLC (United Kingdom)	166,336	1,451,943
Multiplus SA (Brazil)	55,000	703,487

		2,155,430

Metals & Mining — 1.56%
Antofagasta PLC (United Kingdom)	8,000	106,617
Rio Alto Mining Ltd. (Canada)*	320,000	636,800

		743,417

Multiline Retail — 1.22%
PT Mitra Adiperkasa Tbk (Indonesia)	900,000	496,259
Saga Falabella SA (Peru)	42,523	84,819

		581,078

See Notes to Financial Statements.

44	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Oil, Gas & Consumable Fuels — 6.33%
Anglo Pacific Group PLC (United Kingdom)	75,000	$241,473
Lukoil OAO (Russia)(b)	4,687	248,036
Sprott Resource Corp. (Canada)	415,000	957,940
Statoil ASA (Norway)(b)	36,000	1,096,920
Total Gabon SA (Gabon)	768	467,225

		3,011,594

Pharmaceuticals — 1.54%
Dr. Reddy’s Laboratories Ltd. (India)(b)	14,779	666,089
Roche Holding AG (Switzerland)	230	67,470

		733,559

Real Estate Investment Trusts — 1.99%
Lippo Malls Indonesia Retail Trust (Singapore)	2,925,000	946,009

Real Estate Management & Development — 1.92%
Cheung Kong Holdings Ltd. (Hong Kong)	27,188	464,300
Henderson Land Development Co., Ltd. (Hong Kong)	74,739	446,749

		911,049

Semiconductors & Semiconductor Equipment — 2.14%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	50,500	1,015,050

Software — 2.11%
DuzonBizon Co., Ltd. (South Korea)	84,900	1,005,009

Specialty Retail — 3.33%
Asahi Co., Ltd. (Japan)	48,000	638,580
Halfords Group PLC (United Kingdom)	125,832	944,206

		1,582,786

Textiles, Apparel & Luxury Goods — 5.85%
Brunello Cucinelli SpA (Italy)	10,000	287,790
Swatch Group SA (Switzerland)	1,500	964,560
Tod’s S.p.A. (Italy)#	10,900	1,527,439

		2,779,789

Tobacco — 1.75%
Philip Morris CR AS (Czech Republic)	1,577	832,745

Transportation Infrastructure — 2.68%
International Container Terminal Services, Inc. (Philippines)	400,000	971,929

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	45

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Transportation Infrastructure (continued)
SATS Ltd. (Singapore)	120,000	$303,785

		1,275,714

Total Equity Securities (Cost $ 38,740,094)		43,639,591

Participatory Notes — 6.22%
Banks — 1.56%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(c)	43,333	743,277

Food Products — 3.60%
Almarai Co. (Saudi Arabia)(c)	93,586	1,713,045

Metals & Mining — 1.06%
Aluminum Bahrain BSC (Bahrain)(c)	396,998	501,250

Total Participatory Notes (Cost $ 2,411,902)		2,957,572

Other Investments — 1.08%

Temporary Cash Investment — 1.08%
BNY Mellon Cash Reserve	515,083	515,083

Total Other Investments (Cost $ 515,083)		515,083

Total Investments Before Short-Term Investments Held as Collateral for Loaned Securities (Cost $ 41,667,079) — 99.08%		$47,112,246

	Principal	Value (Note 2)

Short-Term Investments Held as Collateral For Loaned Securities — 3.49%
With Barclays Capital: at 0.01%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $73,898 (collateralized by U.S. Treasury Notes, par values ranging from $1,042 - $74,261, coupon rates ranging from 0.25% - 2.13%, 09/15/15 - 08/31/20; total market value $75,376)	$73,898	$73,898
With Citibank: at 0.06%, dated 04/30/14, to be repurchased on 05/01/14, repurchase price $129,775 (collateralized by Government National Mortgage Association & Federal National Mortgage Association, par values ranging from $7 - $61,503, coupon rates ranging from 1.82% - 7.00%, 08/01/17 - 11/15/48; total market value $132,370)	129,775	129,775

See Notes to Financial Statements.

46	Motley Fool Epic Voyage Fund

	Principal	Value (Note 2)

Short-Term Investments Held as Collateral For Loaned Securities (continued)
With Credit Agricole: at 0.06%, dated 04/30/14, to be repurchased on 05/01/14, repurchase price $389,325 (collateralized by Federal National Mortgage Association & Federal Mortgage Acceptance Corporation, par values ranging from $6,781 - $47,192, coupon rates ranging from 2.50% - 5.00%, 04/01/24 - 09/01/43; total market value $397,111)	$389,325	$389,324
With Daiwa Capital Markets: at 0.07%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $389,325 (collateralized by Federal Mortgage Acceptance Corporation & Federal National Mortgage Association, par values ranging from $0 - $ 26,137, coupon rates ranging from 1.32% - 6.50%, 06/01/17 - 10/01/44; total market value $397,111)	389,325	389,325
With Merrill Lynch: at 0.04%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $29,650 (collateralized by U.S. Treasury Notes, par values ranging from $1,419 - $22,258, coupon rates ranging from 0.00% - 3.63%, 11/30/16 - 04/15/28; total market value $30,243)	29,650	29,650
With Nomura Securities: at 0.06%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $389,325 (collateralized by Federal Home Loan Bank & Federal National Mortgage Association, par values ranging from $0 - $28,398, coupon rates ranging from 0.00% - 8.88%, 05/01/14 - 07/15/37; total market value $397,111)	389,325	389,325
With RBS Securities: at 0.05%, dated 04/30/14, to be repurchased 05/01/14, repurchase price $259,550 (collateralized by Trading Index Notes & Bonds, par values ranging from $38 - $ 59,933, coupon rates ranging from 0.63% - 3.88%, 07/15/15 - 02/15/44; total market value $264,741)	259,550	259,550

Total Short-Term Investments Held as Collateral for Loaned Securities (Cost $ 1,660,847)		1,660,847

Total Investment Portfolio (Cost $$ 43,327,926) — 102.57%		$48,773,093(d	)
Liabilities in Excess of Other Assets — (2.57)%		(1,223,469)

NET ASSETS — 100.00%
(Applicable to 3,736,036 shares outstanding)		$47,549,624

#	Security partially or fully on loan.
*	Non-income producing security.
(a)	NVDR — Non-Voting Depository Receipts
(b)	ADR — American Depositary Receipts
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $2,957,572 and represents 6.22% of net assets as of April 30, 2014.

(d)	At April 30, 2014, the market value of securities on loan for the Motley Fool Epic Voyage Fund

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	47

was $1,582,445. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

PLC	— Public Limited Company

See Notes to Financial Statements.

48	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (at cost, $43,327,926)*	$48,773,093
Cash	12
Foreign currency, at value (at cost, $212,191)	211,282
Receivables:
Dividends and tax reclaims	288,485
Interest	55
Securities lending	1,974
Investment securities sold	73,906
Shares of beneficial interest sold	9,750
Prepaid expenses and other assets	37,785

Total Assets	49,396,342

Liabilities
Payables:
Obligation to return securities lending collateral	1,660,847
Shares of beneficial interest redeemed	10,005
Dividend withholding tax	19,995
Accrued expenses:
Audit fees	9,603
Accounting and administration fees	61,883
Advisory fees	18,244
Custodian fees	9,994
Transfer agent fees	22,000
Trustee fees	1,146
Other expenses	33,001

Total Liabilities	1,846,718

Net Assets	$47,549,624

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	49

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$41,357,954
Undistributed Net Investment Income	262,898
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	483,090
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	5,445,682

Net Assets	$47,549,624

Net Asset Value:
$ 0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$47,549,624
Shares outstanding	3,736,036

Net asset value, offering, and redemption price per share**	$12.73

*	Includes securities loaned of $1,582,445.
**	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

50	Motley Fool Epic Voyage Fund

Statement of Operations

Six-Months Ended April 30, 2014 (Unaudited)

Investment Income
Dividends	$657,906
Securities lending income	2,296
Less foreign taxes withheld	(47,810)

Total Investment Income	612,392

Expenses
Accounting and administration fees	45,346
Blue sky fees	11,824
Shareholder account-related services	22,882
Chief Compliance Officer fees	7,642
Custodian fees	28,254
Investment advisory fees	198,655
Professional fees	27,147
Shareholder reporting fees	7,097
Transfer agent fees	55,858
Trustee fees	19,100
Other expenses	14,614

Total expenses	438,419

Expenses waived/reimbursed net of amount recaptured	(152,240)

Net expenses	286,179

Net Investment Income	326,213

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	460,556
Foreign currency transactions	22,546

Net realized gain on investments	483,102

Change in net unrealized appreciation/(depreciation) on:
Investment securities	3,119
Foreign currency translations	(8,817)

Change in net unrealized appreciation/(depreciation) on investments	(5,698)

Net realized and unrealized gain	477,404

Net Increase in Net Assets Resulting from Operations	$803,617

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Statement of Changes in Net Assets

	Six-Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations:
Net Investment Income	$326,213	$310,250
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	483,102	64,420
Change in Net Unrealized Depreciation on Investments and Foreign Currency Translation	(5,698)	4,000,230

Net increase in net assets resulting from operations	803,617	4,374,900

Dividends to Shareholders:
Dividends from net investment income	(277,384)	(285,585)
Distributions from net realized capital gains	(74,382)	—

Total dividends and distributions	(351,766)	(285,585)

Capital Share Transactions:
Proceeds from shares sold (1,159,424 and 1,852,867 shares, respectively)	14,237,552	21,945,292
Reinvestment of dividends (28,482 and 25,851 shares, respectively)	347,491	282,553
Value of shares redeemed (620,468 and 471,264 shares, respectively)	(7,635,857)	(5,481,997)

Redemption fees and small-balance account fees	29,789	12,015

Net increase from capital share transactions	6,978,975	16,757,863

Total increase in net assets	7,430,826	20,847,178

Net Assets:
Beginning of Period	40,118,798	19,271,620

End of Period*	$47,549,624	$40,118,798

* Including undistributed net investment income	$262,898	$214,069

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2014	Year Ended October 31,	Period Ended October 31,
	(Unaudited)(1)	2013	2012(2)(3)
Net Asset Value, Beginning of Period	$ 12.66	$10.94	$10.00

Income From Investment Operations
Net Investment Income(4)	0.09	0.13	0.18
Net Gains on Securities (Realized and Unrealized)	0.07	1.73	0.77

Total From Investment Operations	0.16	1.86	0.95

Less Distributions
Net Investment Income	(0.08)	(0.15)	(0.01)
Net Realized Capital Gains	(0.02)	—	—

Total Distributions	(0.10)	(0.15)	(0.01)

Redemption Fees	0.01	0.01	—*

Net Asset Value, End of Period	$ 12.73	$12.66	$10.94

Total Return(5)(6)	1.42%	17.32%	9.52%
Net Assets, End of Period (thousands)	$47,550	$40,119	$19,272
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.31%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.00%	2.60%	4.13%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.15%	1.75%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.80%	(0.10%)	(1.03%)
Portfolio Turnover	10%	26%	17%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2014, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

During the six months ended April 30, 2014 and the year ended October 31, 2013, 0.08% and 0.09%, respectively of the Funds total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 1.34% and 17.23%, respectively. For the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	53

Financial Highlights

(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

54	Motley Fool Epic Voyage Fund

Notes to Financial Statements

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day,

The Motley Fool Funds Trust	55

then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth–just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified parameters. As of April 30, 2014, such price movements for certain securities had

56	The Motley Fool Funds Trust

exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Motley Fool Funds Trust	57

The Funds did not have any significant transfers between Level 1 and Level 2 during the six months ended April 30, 2014.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of April 30, 2014:

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$169,526,712
Foreign Common Stocks	83,455,003
Temporary Cash Investment	13,740,955
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	95,647,766
Participatory Notes	12,041,082
Short-Term Investments Held as Collateral for Loaned Securities	12,067,235
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$386,478,753

Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$185,485,967
Temporary Cash Investment	8,958,132
Level 2 — Other Significant Observable Inputs
Short-Term Investments Held as Collateral for Loaned Securities	12,960,572
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$207,404,671

Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
Foreign Common Stocks	$24,120,424
Temporary Cash Investment	515,083

58	The Motley Fool Funds Trust

Epic Voyage Fund

Valuation Inputs	Value

Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	$19,519,167
Participatory Notes	2,957,572
Short-Term Investments Held as Collateral for Loaned Securities	1,660,847
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$48,773,093

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

  When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also Choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

The Motley Fool Funds Trust	59

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

  When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

60	The Motley Fool Funds Trust

  If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed

The Motley Fool Funds Trust	61

securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

62	The Motley Fool Funds Trust

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the six months ended April 30, 2014, the Independence, Great America, and Epic Voyage Funds invested in REITs.

The Motley Fool Funds Trust	63

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds’ may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds’ total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

64	The Motley Fool Funds Trust

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Under the terms of the Advisory Agreement, each Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after each Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if each Fund does not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, the Russell Midcap Index, or the Russell Global ex-U.S. Index, respectively). The Monthly Performance Adjustment is based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result by the average daily net

The Motley Fool Funds Trust	65

assets of each Fund during the Performance Measurement Period. There is no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index is three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon each Fund’s Investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

Under the terms of an Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Funds, the Adviser has contractually agreed to pay, waive, or absorb a portion of the Funds’ operating expenses through the end of February 2015, to the extent necessary to limit the Funds’ annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.40% annually of each Fund’s average daily net assets. The Adviser may recover from the Funds’ fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Funds’ average daily net assets. Previously waived fees subject to future recovery by the Adviser are as follows:

Independence Fund

Year End	Recovery Available

2014	$204,115
2015	$142,313
2016	$40,400
2017	$—

66	The Motley Fool Funds Trust

Great America Fund

Year End	Recovery Available

2014	$343,931
2015	$227,414
2016	$162,758
2017	$6,584

Epic Voyage Fund

Year End	Recovery Available

2015	$324,259
2016	$339,127
2017	$152,240

Trustees Fees

Effective November 1, 2013, each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $35,000. From April 1, 2011 through April 30, 2014, each Trustee was paid an annual retainer of $30,000. Prior to April 1, 2011, each Independent Trustee was paid (i) an annual retainer of $20,000, (ii) a fee of $1,250 for each quarterly meeting of the Board attended, and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pays the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

The Motley Fool Funds Trust	67

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the six months ended April 30, 2014, BNY Mellon received $344,149 aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the six months ended April 30, 2014, BNY Mellon received $79,472 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

Shareholder Account-related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the six months ended April 30, 2014, Motley Fool Independence Fund paid $43,876, Motley Fool Great America Fund paid $23,707, and Motley Fool Epic Voyage Fund paid $7,315 for such third-party shareholder account-related services.

68	The Motley Fool Funds Trust

Redemption Fees

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of April 30, 2014, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

6. Investment Transactions:

For the six months ended April 30, 2014, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$62,571,876	$37,505,083
Great America Fund	42,964,711	13,829,255
Epic Voyage Fund	14,324,067	4,121,781

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Trust consists of three series of shares, the Independence Fund, the Great America Fund, and the Epic Voyage Fund, and all shares of each series

The Motley Fool Funds Trust	69

represent a single class. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

Distributions during the years ended October 31, 2013 and October 31, 2012, were characterized as follows for tax purposes:

Independence Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2013	$1,588,159	—
2012	1,409,218	—

Great America Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2013	$163,061	—
2012	4,290	—

70	The Motley Fool Funds Trust

Epic Voyage Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2013	$285,585	—
2012	7,058	—

At October 31, 2013, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$603,915	$3,348,747	—	$90,086,496

Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$77,157	$2,142,026	—	$37,640,992

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$259,444	$74,370	—	$5,406,005

For federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, its fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Funds had no capital loss carryovers.

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During the year ended October 31, 2013 the Independence Fund, the Great America Fund and the Epic Voyage Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amounts of $243,354, $104,384 and $5,011, respectively.

At April 30, 2014, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$298,614,569	$87,864,184	$94,314,258	$(6,450,074)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$168,304,756	$39,099,915	$41,040,123	$(1,940,208)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$43,327,926	$5,445,167	$7,536,168	$(2,091,001)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

72	The Motley Fool Funds Trust

At October 31, 2013, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the Funds:

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

—	$(19,012)	$19,012

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

—	$444,463	$(444,463)

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$(71)	$(14,890)	$14,961

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

A new share class, Institutional Class, was launched within each Fund effective June 17, 2014.

The Motley Fool Funds Trust	73

Effective June 17, 2014 each Fund’s contractual invesment advisory fee will be replaced with a flat fee of 0.85% of average daily net assets. The advisory fee structure will be simplified by eliminating the performance adjustment component of the advisory fee and the portion of the advisory fee that is currently the base fee component will be reduced from 0.95% to 0.85%.

Under a new expense limitation agreement effective June 17, 2014, the Adviser contractually agrees to pay, waive or absorb a portion of each Fund’s expenses through the end of February 2016, or such later date as may be determined by the Fund and the Adviser, to the extent necessary to limit each Fund’s operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed the annual rates of each Fund’s average daily net assets. The expense limitation for each Fund would be 1.15% for the Investor Class and 0.95% for the Institutional Class.

74	The Motley Fool Funds Trust

Notice to Shareholders (Unaudited)

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Fund’s holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling(888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Motley Fool Funds Trust	75

The Motley Fool Funds Trust Privacy Policy

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share, depends on the product or service you have with us. This information can include:

        •       Social Security number and transaction history

        •       Account balances and checking account information

        •       Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

 For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

        •       Visit us online: http://www.FoolFunds.com/marketing/EmailRestriction.aspx

76	The Motley Fool Funds Trust

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication, and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

        •       open an account or provide account information

        •       make deposits or withdrawals from your account

        •       make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

        •       sharing for affiliates’ everyday business purposes — information about your creditworthiness

        •       deposits or withdrawals from your account

        •       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

The Motley Fool Funds Trust	77

Directors and Officers

NAME AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES
Kathleen A. O’Neil 62	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008)	3	None
Stephen L. Boyd 73	Trustee	Indefinite/Since March 2009	None	3	None
Carl G. Verboncoeur 61	Trustee	Indefinite/Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009)	3	SPDR Series Trust(Trustee); SPDR Index Shares Funds(Trustee); SSgA Active ETF Trust(Trustee); SSgA Master Trust(Trustee)
INTERESTED TRUSTEES AND OFFICERS
Peter E. Jacobstein(3) 48	Trustee and President	One Year/Since November, 2008	President, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing)	3	None
Philip J. Biedronski, Jr. 46	Treasurer	One Year/Since September, 2011	Controller & Treasurer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing)	N/A	N/A
Lawrence T. Greenberg 51	Vice President and Secretary	One Year/Since March, 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present, Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009), Lovemoney. com, Ltd. (U.K. financial information site) (2009 to 2009). Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore PTE LTD (2012-present). Manager, Motley Fool Financial Planning (January 2013-present).	N/A	N/A
Salvatore Faia 51	Chief Compliance Officer	One Year/Since March, 2009	President, Vigilant Compliance LLC since 2004; and Director of EIP Growth and Income Fund since 2005	N/A	N/A
(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria,VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)	Mr. Jacobstein is an“interested person” (as defined by the 1940 Act) of the Trust. Mr. Jacobstein is the President and Chairman of the Adviser.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.www.FoolFunds.com.

78	The Motley Fool Funds Trust

Board Approval of Advisory Agreement (Unaudited)

At a meeting held in person on March 12, 2014, the Board, including the Trustees who are not “interested persons” of the Trust or the Adviser (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, approved the continuation of the Advisory Agreement between the Trust and the Adviser pursuant to which the Adviser provides investment advisory services to the Independence Fund, Great America Fund and Epic Voyage Fund. The Board also approved an Amended and Restated Investment Advisory Agreement (the “Amended Agreement”; together with the Advisory Agreement, the “Advisory Agreements”) between the Trust and the Adviser on behalf of each Fund that simplifies the advisory fee structure by replacing the current base fee/performance adjustment structure with an annual fee of 0.85% of each Fund’s average daily net assets.

In determining whether to approve the Advisory Agreements, the Board exercised its business judgment and considered various pieces of information regarding the Adviser and the Funds, as well as various factors, that the Board deemed to be relevant. In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and different weights may have been attributed to the various factors. The following summarizes the materials and principal factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreements.

Nature, Extent, and Quality of Services. The Board reviewed the services provided by the Adviser and the qualifications and backgrounds of the respective portfolio managers responsible for managing the Funds. It also reviewed information describing the financial condition of the Adviser and The Motley Fool Holdings, Inc. to determine that adequate resources were available to continue to provide the level of service to the Funds under both the Advisory Agreement and the Amended Agreement. The Board also discussed information set forth in the Adviser’s Form ADV, which provided information about the Adviser, its management, and its business activities and affiliations. Based on its review, the Board determined that the Adviser and its personnel are well-qualified to provide all required services to the Funds and to continue to provide services that are of high quality and that the Adviser has appropriate resources to provide such services.

Performance of the Fund and the Adviser. The Board reviewed the performance of the Adviser and the Funds over various periods of time as compared to the relevant indices and determined that the Funds were each delivering positive and reasonable performance results, consistent with the investment strategies of the Funds. The Board recognized that the Independence Fund underperformed its benchmark and peer group funds for the one year period but outperformed both for the three year period, that the Great America Fund outperformed the median fund but underperformed its benchmark for the one year period, and that the Epic Voyage Fund underperformed its benchmark and median fund for the one year period. The Board also recognized that the Adviser does not manage the Funds to their respective benchmarks and was satisfied with the Adviser’s investment process and decision-making and the relative performance of the Funds.

The Motley Fool Funds Trust	79

Cost of Services Provided and Profits Realized. The Board considered the fees being paid under the Advisory Agreement and proposed to be paid under the Amended Agreement. The Board noted that, although the performance adjustment would be eliminated, the Amended Agreement would provide for a lower base fee for the Funds with the intent of making the Funds more competitive in the marketplace. The Board also considered information about advisory fees of comparable funds and evaluated the advisory fee arrangements in light of this information, the factors that judicial decisions have specified as pertinent generally, and the factors that the Securities and Exchange Commission has said should be considered with respect to fulcrum fees and the elimination thereof. The Board noted that the base fee under the Advisory Agreement and the flat fee proposed to be paid under the Amended Agreement are within the range of fees paid by a peer group of funds and that the overall expense ratio for each Fund, after giving effect to the contractual expense limitation as currently in effect and as proposed, is within the range of expense ratios of the peer group funds. The Board also noted that the Adviser continues to provide a cap on each Fund’s total expenses and has committed to maintain those caps at even lower levels. Based on the foregoing considerations, the Board determined that it was satisfied that the current and proposed advisory fees for the Funds are consistent with applicable standards and are reasonable and fair.

Economies of Scale. The Board then analyzed whether there were economies of scale achieved and whether they would be passed on to shareholders. The Board noted that the Funds do not currently benefit to any significant degree from economies of scale given the relatively small asset base of each Fund. The Board further noted that the Adviser continues to maintain expense caps for each Fund.

Ancillary Benefits to Adviser. The Board considered whether any benefits accrue to the Adviser through its relationships with the Funds and concluded that the Adviser does receive limited research through soft dollar trading. The Board noted that the Adviser receives no other benefits beyond the advisory fee and the soft dollar research as a result of serving as Adviser to the Funds.

Conclusion. Based on its review of the information and factors described above, and other considerations deemed pertinent, the Board, including all of the Independent Trustees, unanimously approved the Advisory Agreements.

80	The Motley Fool Funds Trust

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006-1806

The Motley Fool Funds Trust	81

Left Blank for Foolish Use

(Not a Part of the Semiannual Report)

Motley Fool Funds Guiding Principles
At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. 0ur approach all begins with a shareholder-centric philosophy that we think is unique.
1	2	3
We are — and will remain — significant investors with you in Motley Fool Funds.	We will manage your investment in Motley Fool Funds as if it were our own.	We will keep our financial incentives aligned with those of our shareholders.
4	5	6
We will invest for the long term. We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.	We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all of a Fund’s investors.

We will recognize

that one of our most

powerful analytical

weapons is the phrase

“I don’t know.” In that

spirit, we will constantly

review our successes

and mistakes and

remain passionate

about learning.

7	8
We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.	We will communicate with our shareholders as clearly and candidly as possible.	To stay up-to-date with your Motley Fool Fund, please be sure to join Bill Mann’s Declarations newsletter at: www.FoolFunds.com.

MFF-SMI-005

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Motley Fool Funds Trust

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date	07/01/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date	07/01/14

By (Signature and Title)*	/s/ Philip J. Biedronski
Philip J. Biedronski, Treasurer
(principal financial officer)

Date	07/01/14

* Print the name and title of each signing officer under his or her signature.